SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

STERLING CONSTRUCTION COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	0-19450 (Commission file number)	25-1655321 (IRS Employer Identification No.)

2751 Centerville Road Suite 3131 Wilmington, Delaware (Address of principal executive offices)		19803 (Zip code)

(281) 821-9091
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
SIGNATURE
INDEX TO EXHIBITS
Receipt of $58.5 Million Texas State Highway Contract

Item 8.01. Other Events

On October 22, 2004 Sterling Construction Company, Inc. issued a press release confirming the receipt of a $58.5 million construction contract. A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2004	STERLING CONSTRUCTION COMPANY, INC.
	By:	/s/ Maarten D. Hemsley
Maarten D. Hemsley
Chief Financial Officer

INDEX TO EXHIBITS

99.1	STERLING CONSTRUCTION COMPANY, INC. CONFIRMS RECEIPT OF $58.5 MILLION TEXAS STATE HIGHWAY CONTRACT